UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2010 (December 6, 2010)

ERHC ENERGY INC.
(Exact name of registrant as specified in its charter)

Colorado	000-1-7325	88-0218499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1440, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(713) 626-4700

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 2, 2010, ERHC Energy Inc. (the “Company”) issued an update to investors and associated news release explaining the status of the Company’s interests in the São Tomé & Príncipe Exclusive Economic Zone and exploration in the Joint Development Zone in which it has interests. The release also announced that effective December 1, 2010, ERHC’s Vice President, Technical, Daniel Gralla, has transitioned to a purely external consulting role with the Company. ERHC is reviewing candidates who are experienced in oil and gas exploration, development and production in West Africa. The person selected will serve on ERHC’s management team and be responsible for technical and engineering matters.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit number	Description
99.1	Press Release dated December 2, 2010
99.2	Investor Update dated December 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC ENERGY INC.

Dated : December 6, 2010	By:	/s/ Peter Ntephe
Name: Peter Ntephe
Title: Chief Executive Officer